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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 27, 2004 (except for Note 16, as to which the date is March 8, 2004), in the Registration Statement (Form S-1) and related Prospectus of Momenta Pharmaceuticals, Inc. for the registration of $86,250,000 of its common stock.

                                           /s/ Ernst & Young LLP

Boston, Massachusetts
March 9, 2004